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                                                                  Exhibit 10.3.2

                                EIGHTH SUPPLEMENT
                    AMENDING NORTHERN BORDER PIPELINE COMPANY
                          GENERAL PARTNERSHIP AGREEMENT
                                DATED May 21, 1999

         This Agreement is dated as of May 21, 1999 (the "Eighth Supplement") by and among (i) the "Divesting Partners," consisting of TransCanada Border PipeLine Ltd., a Nevada corporation and TransCan Northern Ltd., a Delaware corporation; (ii) Northern Border Intermediate Limited Partnership, a Delaware limited partnership ("NBILP"); and (iii) TC PipeLines Intermediate Limited Partnership, a Delaware limited partnership ("TCILP").

                                WITNESSETH THAT:

         WHEREAS, the Divesting Partners and NBILP are parties to that certain General Partnership Agreement for Northern Border Pipeline Company, a Texas general partnership (the "Partnership"), effective as of March 9, 1978, as amended by (i) the "First Supplement," dated as of October 25, 1979 (as amended by Agreement dated April 20, 1990), (ii) the Phase I Partnership Commitment Agreement dated December 12, 1980, (iii) the "Second Supplement," dated as of December 15, 1980 (as amended by Agreement dated April 20, 1990), (iv) the "Third Supplement," dated October 1, 1981, (v) the "Fourth Supplement," dated February 17, 1984, (vi) the "Fifth Supplement," dated April 20, 1990, (vii) the "Sixth Supplement," dated April 19, 1991, and (viii) the "Seventh Supplement," dated September 23, 1993, such General Partnership Agreement, as amended or supplemented, being herein referred to as the "Partnership Agreement"; and

         WHEREAS, the Divesting Partners intend to transfer, pursuant to Section
10.1 of the Partnership Agreement, each of their respective partnership interests in the Partnership to TCILP;

         WHEREAS, to facilitate the admission of TCILP as a general partner in the Partnership, the Divesting Partners, NBILP and TCILP desire to evidence herein (i) the consent of NBILP to the transfer by the Divesting Partners of their respective partnership interest in the Partnership to TCILP, (ii) the admission of TCILP as a general partner in the Partnership, and (iii) certain amendments to the Partnership Agreement; and

         WHEREAS, NBILP and the members of the Management Committee of the Partnership have unanimously consented to and approved the transfer, admission and amendments referred to herein pursuant to an Agreement dated March 17, 1999, by and among the general partners of NBILP, the Divesting Partners, the Partnership, NBILP, Northern Border Partners, L.P., the members of the Management Committee of the Partnership and the Operator.

         NOW, THEREFORE, the Divesting Partners, NBILP and TCILP for good and


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valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

         1. DEFINITIONS. Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Partnership Agreement.

         2. CONSENT OF NBILP. NBILP hereby consents to the transfer by each of the Divesting Partners to TCILP of its interest in and to the Partnership and agrees that each such transfer shall be permitted notwithstanding the terms of
Section 10.5 of the Partnership Agreement or any other terms thereof that might prohibit such transfer.

         3. ADMISSION OF TCILP. The Divesting Partners and NBILP hereby consent to the admission of TCILP as a partner in the Partnership (notwithstanding the terms of Section 11 of the Partnership Agreement or any other terms thereof that might restrict such admission of TCILP) and TCILP shall become a Partner in the Partnership effective as of the closing date of the transactions contemplated by that certain Registration Statement on Form S-I (File No. 333-69947), as filed with the Securities and Exchange Commission by TC PipeLines, L.P. and as amended from time to time (hereinafter called the "Approval Date"). From and after the Approval Date, TCILP agrees to be bound by all of the terms, obligations and conditions of the Partnership Agreement. The Partnership shall pay the distribution to its partners for the quarter ending June 30, 1999 (that would, but for this sentence, be payable to TCILP) proportionately as between the Divesting Partners, on the one hand, and TCILP, on the other hand, based on the number of days these entities are actually partners of the Partnership during the quarter ending June 30, 1999.

         4. AMENDMENT OF PARTNERSHIP AGREEMENT. Effective the Approval Date, the Divesting Partners, NBILP and TCILP hereby agree that the Partnership Agreement shall be amended, effective as of the Approval Date, as follows:

        (a) Section 1 of the Partnership Agreement is amended and is restated in its entirety as follows:

         1.       PARTIES. The following are the parties to this Agreement:

                  1.1 Northern Border Intermediate Limited Partnership (hereinafter referred to as "NBILP"), a limited partnership organized under the laws of the State of Delaware with its principal place of business located at 1400 Smith Street, Houston, Texas 77002.

                  1.2 TC PipeLines Intermediate Limited Partnership (hereinafter called "TCILP") a limited partnership organized under the laws of the State of Delaware with its principal place of business located at Four Greenspoint Plaza, 16945 Northchase Drive, Houston, Texas 77060.

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         (b) Section 2.45 of the Partnership Agreement is amended to delete the reference to Sections 1.1 through 1.3 and replace it with ". . . Sections 1.1 and 1.2."

         (c) Section 2 of the Partnership Agreement is amended to add the following:

                2.61 EIGHTH SUPPLEMENT. The Agreement dated as of May 21, 1999 among the Partners.

         (d) Section 3.6.1 of the Partnership Agreement is amended and restated to read as follows (and TCILP and NBILP shall each be deemed, as of the Approval Date, to have made the representations set forth in Section 3.6.1).

                3.6.1 REPRESENTATIONS AND WARRANTIES CONCERNING 1999 CHANGE IN COMPOSITION OF PARTNERSHIP. Each Partner represents and warrants that the execution and delivery by such Partner of the Seventh Supplement, the change in the composition of the Partnership to admit NBILP in lieu of the Divesting Partners, and the performance by such Partner of its obligation under the Partnership Agreement, as amended, will not contravene any provision of, or constitute a default under, an indenture, mortgage or other agreement of such Partner or any order of any court, commission or government agency having jurisdiction. Each Partner represents and warrants that the execution and delivery by such partner of the Eighth Supplement, the change in the composition of the Partnership to admit TCILP in lieu of the Divesting Partners, and the performance by such Partner of its obligation under the Partnership Agreement, as amended, will not contravene any provision of, or constitute a default under, an indenture, mortgage or other agreement of such Partner or any order of any court, commission or government agency having jurisdiction. Each Partner further (i) represents and warrants that it is a limited partnership duly organized and existing under the laws of its state of incorporation or organization, and (ii) covenants that it will do or cause to be done all things necessary to preserve and keep in full force and effect its limited partnership existence for so long as it shall remain a Partner.

         (e) Section 7.6 of the Partnership Agreement is amended by amending the last paragraph to read in its entirety as follows:

                  The Parties intend that all tax items arising from or attributable to any change in the tax basis of Partnership properties occasioned by the admission of NBILP in 1993, or TCILP in 1999, as a Partner and related transaction shall be allocated solely to NBILP or TCILP, respectively. Accordingly, to the extent deemed necessary by the Management Committee, income, gain, loss and deduction shall be allocated for federal (and any applicable state) income tax purposes among the Partners in such manner (using any reasonable method, including curative allocations, consistent with Section 704(c) of the Internal Revenue Code of 1986 and the regulations promulgated or proposed thereunder) as will achieve such intent.

         (f) Sections 8.2.1 and 8.2.5(ii) of the Partnership Agreement are amended and


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restated in their entirety to read as follows:

                8.2.1 The Management Committee shall consist of four members (the "Representatives"), one of whom shall be designated by TCILP and three of whom shall be designated by NBILP with one Representative being selected by each general partner of NBILP. Each Partner shall designate, by notice to each other Partner and the Partnership, its Representative(s) to serve on the Management Committee. By like notice, each Partner may designate an alternate Representative for each Representative appointed by it, who shall have authority to act on behalf of such appointed Representative in the event of such appointed Representative's absence or inability to serve. Any Partner may at any time, by written notice to all other Partners and to the Partnership, remove its appointed Representative(s) on the Management Committee and designate a new Representative(s).

                8.2.5 (ii) the Partner's Percentages on all matters determined on or after the Commitment Date. For this purpose, the Representative(s) designated by NBILP shall have, in the aggregate, a number of votes equal to the Partner's Percentage of NBILP. Until NBILP provides written notification to the other Partner(s) of a change in allocation of its number of votes, the Representative of NBILP selected by Northern Plains shall have a number of votes equal to 35%; the Representative of NBILP selected by Pan Border Gas Company shall have a number of votes equal to 22.75%; and the Representative of NBILP selected by Northwest Border Pipeline Company shall have a number of votes equal to 12.25%. The representative appointed by TCILP shall have a number of votes equal to 30%. The majority of such votes cast by the Representatives of the Partners shall constitute a majority of the Partner's Percentages. Each Representative agrees not to enter into a voting agreement with another Representative pursuant to which such Representatives would vote as a block, but this sentence shall not be construed to prohibit two or more Representatives from agreeing with each other concerning particular projects, issues or subjects.

                (g) Section 8.2.6 is hereby amended to replace the word "Section 8.5.10" with "Section 8.4.10."

                (h) Section 8.4.1 is hereby amended to replace the words "Section 8.5.2 and Section 8.5.10," with "Section 8.4.2 and Section 8.4.10."


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                (i)     Section 8.4.5 is hereby amended to replace the words
                        "Section 8.5" with "Section 8.4."

                (j) Section 8.4.9 is hereby amended to replace the word "Section 8.5" with "Section 8.4."

                (k) Section 8.4.10 is hereby amended to replace the words "Section 8.5" with "Section 8.4."

                (1) Section 10.6 of the Partnership Agreement is amended to add the following as a second paragraph:

                        "If the general partner of TCILP desires to transfer its general partnership interest in TCILP to a party other than an Affiliate of such general partner, such selling general partner of TCILP must first provide NBILP and the general partners of NBILP with notice of such intent to transfer and for a period of 30 days following the receipt by NBILP and the general partners of NBILP, NBILP and/or any general partner of NBILP shall have the right to submit an offer for the general partner interest of such selling general partner of TCILP (and any other interests in TCILP proposed to be sold by such selling general partner of TCILP). Such selling general partner of TCILP shall have no obligation to consider or accept any offers received from NBILP and/or any general partner of NBILP, and from and after such 30 day period, such selling general partner of TCILP shall be free to consummate the proposed transaction referred to in its notices to NBILP and the general partners of NBILP."

        5. AMENDMENT OF THE PARTNERSHIP AGREEMENT EFFECTIVE MARCH 17, 1999. The parties affirm that effective March 17, 1999, Section 9 of the Partnership Agreement was amended to add the following:

                9.3 BUSINESS OPPORTUNITIES. The Partners and their Affiliates are free to pursue any business opportunity without first offering such business opportunity to the Partnership (and such pursuit shall not be a breach of any duty to the Partnership or to any other Partner), except that no Partner and no Affiliate of a Partner may pursue the project known as Project 2000 filed with the Federal Energy Regulatory in Docket No. CP99-21 or any business opportunity that consists of an expansion, addition, betterment, improvement, renewal or replacement of the Line as it existed on January 15, 1999 (the "Effective Date") unless the party desiring to pursue such opportunity first offers to the Partnership the opportunity to pursue such business opportunity and the Partnership declines to do so. The


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                        terms "expansion, addition, betterment, improvement,
                        renewal or replacement" shall not include any extension of the Line beyond its terminus as it existed on the Effective Date or the construction or acquisition of any pipeline (including any lateral or any other extension) that connects with the Line as it existed on the Effective Date. The parties hereto agree that the waivers and agreements in this Section 9.3 constitute an agreement among the partners of the Partnership that governs the management of the business and affairs of the Partnership and the relationship among the Partners and the Partnership, as contemplated by Article 6132b-l.03 of the Texas Revised Partnership Act. The parties hereto further agree that the waivers and agreements in this Section 9.3 identify certain types and categories of activities which do not violate the duty of loyalty to the Partnership, and that such types and categories and the waivers and agreements in this
                        Section 9.3 are not manifestly unreasonable.

        6. MISCELLANEOUS.

        (a) Except as amended hereby, the terms and provisions of the Partnership Agreement shall remain in full force and effect.

        (b) The Eighth Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        (c) Each party hereto represents and warrants to every other party hereto that (i) it has the full corporate or partnership power and authority to execute and deliver this Eighth Supplement and to consummate the transactions contemplated hereunder, (ii) the execution, delivery and performance by such party of this Eighth Supplement has been duly authorized by all necessary corporate or partnership action on the part of such party, and (iii) this Eighth Supplement has been duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.



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        IN WITNESS WHEREOF, the parties hereto have caused this Eighth
Supplement to be executed by their respective duly authorized officers.


                                  TRANSCANADA BORDER PIPELINE LTD.
                                         (Divesting Partner)

                                  By: /s/ Paul F. MacGregor
                                     ------------------------------------------
                                  Name: Paul F. MacGregor
                                       ----------------------------------------
                                  Title: Vice President
                                        ---------------------------------------

                                  By: /s/ Rhondda E.S. Grant
                                     ------------------------------------------
                                  Name: Rhondda E.S. Grant
                                       ----------------------------------------
                                  Title: Secretary
                                        ---------------------------------------

                                  TRANSCAN NORTHERN LTD.
                                          (Divesting Partner)

                                  By: /s/ Paul F. MacGregor
                                     ------------------------------------------
                                  Name: Paul F. MacGregor
                                       ----------------------------------------
                                  Title: Vice President
                                        ---------------------------------------

                                  By: /s/ Rhondda E.S. Grant
                                     ------------------------------------------
                                  Name: Rhondda E.S. Grant
                                       ----------------------------------------
                                  Title: Secretary
                                        ---------------------------------------

                                  NORTHERN BORDER INTERMEDIATE LIMITED
                                  PARTNERSHIP
                                           (NBILP)

                                  By: /s/ Larry L. DeRoin
                                     ------------------------------------------
                                  Name: Larry L. DeRoin
                                       ----------------------------------------
                                  Title: Chief Executive Officer
                                        ---------------------------------------

                                  TC PIPELINES INTERMEDIATE LIMITED PARTNERSHIP
                                           (TCILP)

                                  By: TC PipeLines GP, Inc., its General Partner

                                      By: /s/ Paul F. MacGregor
                                         --------------------------------------
                                      Name: Paul F. MacGregor
                                           ------------------------------------
                                      Title: Vice-President, Business
                                             Development
                                            -----------------------------------

                                      By: /s/ Rhondda E.S. Grant
                                         --------------------------------------
                                      Name:  Rhondda E.S. Grant
                                           ------------------------------------
                                      Title:  Secretary
                                            -----------------------------------


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